SCHEDULE OF AGREEMENTS WITH EXECUTIVE OFFICERS
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     The Company has entered into agreement with the following individuals. Such agreements are substantially identical in all material respects to the form of agreement set forth in Exhibit (10) (h).

                                George R. Bennyhoff
                                Steven A. Ellers
                                John R. Gailey III
                                Stephen M. Heumann
                                Lawrence P. Higgins
                                Donald E. Morel, Jr.
                                Anna Mae Papso